[AAL VARIABLE PRODUCT SERIES FUND, INC. LETTERHEAD]
4321 North Ballard Road
Appleton, WI 54919-0001
800-225-5225

The AAL Aggressive Growth Portfolio

December 7, 2001

Dear Shareholder:

Re: Special Meeting of Shareholders

Enclosed is a Notice of a Special Meeting of Shareholders of the AAL Aggressive Growth Portfolio (the “Portfolio”), to be held at 10:00 a.m. on February 12, 2002, together with a Proxy Statement and Voting Instruction Form relating to the business to be transacted at the meeting. This Special Meeting of Shareholders is being called to consider and vote upon the Board of Directors’ recommendation of a new Sub-Advisory Agreement between the AAL Variable Product Series Fund, Inc. on behalf of the AAL Aggressive Growth Portfolio, Aid Association for Lutherans and Janus Capital Corporation (“Janus”).

On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under his Stock Purchase Agreement dated April 13, 1984 with Stilwell Financial Inc. (“Stilwell”), as amended, to sell his remaining 6.24% stake in Janus to Stilwell. Certain terms of this transaction could be deemed to later result in a change in control of Janus.

Under the Investment Company Act of 1940, a change in control of an investment adviser results in an assignment and termination of the adviser’s investment advisory contracts. Therefore, approval by Portfolio shareholders of a new Sub-Advisory Agreement with Janus is required by applicable law. With the exception of the effective date and title, the new Sub-Advisory Agreement is identical to the current Sub-Advisory Agreement. Janus is assuming all expenses of this Special Meeting of Shareholders.

If you have any questions or concerns that you would like to discuss about the meeting and the matters to be acted upon, please call us at 800-553-6319.

Thank you for your continued confidence in the AAL Variable Product Series Fund, Inc. Your cooperation and participation in completing and returning the enclosed proxy will ensure that your vote is counted.

Very truly yours,

THE AAL VARIABLE PRODUCT SERIES FUND, INC.

/s/Robert G. Same

Robert G. Same, President

[AAL VARIABLE PRODUCT SERIES FUND, INC. LETTERHEAD]
4321 North Ballard Road
Appleton, WI 54919-0001
800-225-5225

THE AAL AGGRESSIVE GROWTH PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of the AAL Variable Product Series Fund, Inc. (the “Company”), will be held at the offices of the Company located at 222 W. College Avenue, Appleton, Wisconsin on February 12, 2002 at 10:00 a.m. Central Standard Time or at any adjournment(s) thereof (the “Meeting”).

The Meeting will be held for the following purposes:

  To consider and approve the new investment sub-advisory agreement among the Company, on behalf of the AAL Aggressive Growth Portfolio (the “Portfolio”), Aid Association for Lutherans (“AAL”) and Janus Capital Corporation.

  To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on November 30, 2001, (the “Record Date”) will be entitled to vote at the Meeting. Each share of the Portfolio is entitled to one vote, with proportionate voting for fractional shares.

By direction of the Directors,

/s/Rodney A. DeWalt

Rodney A. DeWalt
Assistant Secretary

November 30, 2001
Appleton, Wisconsin

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM IN THE ACCOMPANYING STAMPED ENVELOPE. IN ORDER TO AVOID UNNECESSARY DELAY, WE ASK YOUR COOPERATION IN MAILING THE VOTING INSTRUCTION FORM PROMPTLY.

[AAL VARIABLE PRODUCT SERIES FUND, INC. LETTERHEAD]
4321 North Ballard Road
Appleton, WI 54919-0001
800-225-5225

PROXY STATEMENT

THE AAL AGGRESSIVE GROWTH PORTFOLIO

SPECIAL MEETING OF SHAREHOLDERS

February 12, 2002

This Proxy Statement and enclosed Voting Instruction Form are furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of the AAL Variable Product Series Fund, Inc.(the “Company”) with respect to its series known as the AAL Aggressive Growth Portfolio (the “Portfolio”) for the purposes set forth in the accompanying Notice. The enclosed Voting Instruction Form will be used at a Special Meeting of Shareholders of the Company to be held at its offices located at 222 W. College Avenue, Appleton, Wisconsin on February 12, 2002 at 10:00 a.m. Central Standard Time or at any adjournment(s) thereof (the “Meeting”).

The Portfolio is one of several series (or mutual funds) offered by the Company. The Company is an investment company registered as an open-end, management investment company. Shares of the Portfolio are sold to the AAL Variable Annuity Account I, the AAL Variable Annuity Account II, the AAL Variable Life Account I (together, the “Variable Accounts”), and the Aid Association for Lutherans Savings Plan (the “AAL Plan”), a 401(k) plan for employees of Aid Association for Lutherans (“AAL”). The shares are held in the Variable Accounts and the trust created under the AAL Plan to fund benefits under individual flexible premium deferred variable annuity certificates, individual single premium immediate variable annuity certificates and flexible premium variable life insurance certificates issued by AAL in the Variable Accounts, and benefits payable to participants under the AAL Plan (“Plan Participants”).

As the record owner of all the assets held in the Variable Accounts and in the AAL Plan, AAL is the sole shareholder of the Portfolio and is entitled to vote all of the shares of the Portfolio held in the Variable Accounts and the AAL Plan. However, pursuant to applicable laws, the Portfolio’s current prospectus dated March 1, 2001, and the Company’s Articles of Incorporation and By-laws, AAL votes outstanding shares of the Portfolio in accordance with instructions received from the owners of the certificates (“Certificate Owners”) issued in the Variable Accounts and Plan Participants to whose accounts Portfolio shares have been allocated under the terms for the AAL Plan. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and Voting Instruction Form are being delivered to the Certificate Owners and Plan Participants who, by virtue of their ownership of one or more certificates or their participation in the AAL Plan, beneficially owned shares of the Portfolio as of November 30, 2001 (together “Beneficial Owners”), so that they may instruct AAL on how the Portfolio shares beneficially owned by them should be voted on the matter to be acted upon at the Special Meeting.

You are encouraged to read carefully the Proxy Statement and mark and return the Voting Instruction Form accompanying it.

Quorum and Voting

The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of all shares outstanding and entitled to vote on a matter constitutes a quorum for the transaction of business. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as votes cast with respect to the proposal.

Approval of the Sub-Advisory Agreement requires the affirmative vote of “a majority of the outstanding voting securities” of the Portfolio, defined under the Investment Company Act of 1940 (the “1940 Act”) to mean at least a majority of the outstanding voting shares of the Portfolio or, if less, 67% of the voting shares represented at a meeting at which the holders of 50% or more of the outstanding voting shares of the Portfolio are present or represented by proxy.

AAL, as the sole shareholder of the Portfolio, will submit a proxy for all shares of the Portfolio owned of record by it as of November 30, 2001 (the “Record Date”). Shares underlying certificates or held in Plan Participant accounts with respect to which AAL has received voting instructions from the Beneficial Owner will be voted by AAL in accordance with such instructions. Shares with respect to which an executed Voting Instruction Form is received, but provides no voting instructions, will be voted by AAL “FOR” approval of the Sub-Advisory Agreement. Shares with respect to which no Voting Instruction Form is received and any shares held by AAL, its subsidiaries or affiliates for their own account will be voted by AAL in proportion to the shares with respect to which AAL has received instructions from Beneficial Owners. For purposes of calculating AAL’s proportional voting, any uninstructed shares will be counted the same as shares with respect to which AAL has received instructions to vote “FOR” approval of the Sub-Advisory Agreement.

With respect to votes by Certificate Holders, the number of votes that each Certificate Holder may instruct is determined by dividing a Certificate’s accumulated value in the sub-account associated with the Portfolio in the relevant Variable Account as of the Record Date by the net asset value per share of the Portfolio. Fractional shares are counted. Each Plan Participant may instruct the voting of Portfolio shares allocated to his or her account.

Shares represented by properly executed Voting Instruction Forms received by the Company will be voted at the Special Meeting and any adjournment thereof in accordance with such Voting Instruction Forms, as described above. A Beneficial Owner may revoke his or her Voting Instruction Form at any time prior to the voting thereof by filing a written notice of revocation with the Assistant Secretary of the Company prior to the Special Meeting or by delivering a duly executed Voting Instruction Form bearing a later date.

Certificate Holders owning Certificates representing shares at the close of business on the Record Date, and Plan Participants to whose AAL Plan account shares of the Portfolio have been allocated as of the close of business on the Record Date, will be entitled to one vote on each matter presented for each share so represented or allocated. At that date, there were 1,013,778.284 shares of the Portfolio outstanding.

Copies of the Portfolio's most recent annual and semi-annual reports are available upon request and without charge by contacting the AAL Variable Product Service Center at (800) 225-5225.

PROPOSAL

TO CONSIDER AND APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN THE AAL VARIABLE PRODUCT SERIES FUND, INC. ON BEHALF OF THE PORTFOLIO, AAL AND JANUS CAPITAL CORPORATION (“JANUS”)

SUMMARY

Janus currently serves as investment sub-adviser to the Portfolio pursuant to a separate sub-advisory agreement between Janus and the Company, on behalf of the Portfolio (the “Current Sub-Advisory Agreement”). As explained in more detail below, shareholders are being asked to approve a new investment sub-advisory agreement among the Company (on behalf of the Portfolio), AAL, as investment adviser to the Portfolio, and Janus (the “New Sub-Advisory Agreement”). THE NEW SUB-ADVISORY AGREEMENT WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT SUB-ADVISORY AGREEMENT.

Prior to the transaction described below, Stilwell Financial Inc. (“Stilwell”), located at 920 Main Street, Kansas City, MO 64108-2008, owned 91.6% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business (Stillwell now owns approximately 98% after the transactions).

On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under his Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended (“Stock Agreement”), to sell his remaining 6.24% stake in Janus to Stilwell (the “Transaction”). The Stock Agreement provides that Mr. Bailey is entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercises these rights before December 31, 2001. At December 31, 2000 the price per share of Janus stock was $1,005. Accordingly, the Transaction was valued at $603,000,000. Stilwell and Mr. Bailey closed the Transaction on November 9, 2001.

Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus’ Board of Directors, subject to Stilwell’s consent, which cannot be unreasonably withheld. These contractual rights will terminate on or about March 28, 2002. Subsequent to that date, it is anticipated that the operation of Janus and day-to-day management of the Portfolio will remain largely unchanged. In particular, Stilwell and Mr. Bailey have advised the Directors that both parties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus Board of Directors for the foreseeable future.

Under the Investment Company Act of 1940 (“1940 Act”), a change in control of an investment adviser results in an assignment and termination of the adviser’s investment advisory contracts. These provisions apply with equal force to sub-advisers and sub-advisory agreements. The 1940 Act presumes that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, the Directors have determined that the Transaction will not cause an assignment of the Current Sub-Advisory Agreement. The Directors have, however, carefully considered Mr. Bailey’s involvement in Janus’ development since its inception and his significant involvement in all management decisions at Janus. To avoid any uncertainty about the status of the Current Sub-Advisory Agreement, the Directors believe that it is prudent and in the best interest of the Portfolio to obtain shareholder approval of the New Sub-Advisory Agreement.

THE AGREEMENT

The Current Sub-Advisory Agreement

Under the Sub-Advisory Agreement, Janus, subject to the direction and control of AAL and the Board of Directors, would determine the securities that would be purchased or sold by the Portfolio, would arrange for their purchase and sale and would render other assistance to AAL in formulating and implementing the investment program of the Portfolio. Janus would furnish or pay for all facilities, equipment and supplies required for it to carry out its duties under the Sub-Advisory Agreement, including, but not limited to, office space, office equipment, furnishings and personnel.

Under the Current Sub-Advisory Agreement, the rate paid by the Adviser to Janus is 0.55% on the first $100 million of the Portfolio’s average daily net assets; 0.50% on the next $400 million of average daily net assets; and 0.45% on average daily net assets over $500 million. Because AAL would pay this fee out of the advisory fee it receives from the Portfolio, the retention of Janus and Janus’s receipt of this sub-advisory fee would not increase the overall fee paid by the Portfolio.

The Portfolio’s Current Sub-Advisory Agreement is dated December 14, 2000. It was last renewed on August 29, 2001, and was approved by the initial shareholders of the Portfolio prior to the date on which the Portfolio began offering its shares publicly.

Sub-Advisory Fees paid by the Adviser to Janus for the period March 1, 2001 (inception of the Portfolio) to June 29, 2001 were $ 10,835.

The New Sub-Advisory Agreement

The New Sub-Advisory Agreement is the same in all material respects as the Current Sub-Advisory Agreement. The initial term of the New Sub-Advisory Agreement will reflect the new effective date.

A form of the New Sub-Advisory Agreement for the Portfolio is attached to this proxy statement as Exhibit A. Under the New Sub-Advisory Agreement, Janus will continue to provide investment advisory services to the Portfolio, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Portfolio may own or contemplate acquiring from time to time. All services under the New Sub-Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Articles of Incorporation, the Company’s By-Laws, any policies adopted by the Company, and the investment policies of the Portfolio as disclosed in the Portfolio’s registration statement on file with the Securities and Exchange Commission (“SEC”), as amended from time to time.

As compensation for its services, Janus will be entitled to receive from the Adviser, fees calculated as a percentage of the Portfolio’s average daily net assets. Fees under the New Sub-Advisory Agreement will be calculated at the same rate as those incurred under the Current Sub-Advisory Agreement.

Contingent upon receipt of shareholder approval, the New Sub-Advisory Agreement will be effective on or about March 28, 2002 and will continue in effect for a period of two years. Thereafter, the New Sub-Advisory Agreement will continue in effect for successive annual periods, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Directors or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Portfolio and (3) in either event by a majority of the Directors who are not “interested persons,” as defined in the 1940 Act, of the Company (“Independent Directors”).

Under the New Sub-Advisory Agreement, Janus will continue to provide, at its expense, office space, facilities and equipment for carrying out its agreed-upon duties. Other expenses incurred in the operation of the Portfolio are generally paid by the Portfolio.

The New Sub-Advisory Agreement provides that it may be terminated by the Company, the Adviser or Janus at any time, without penalty, by giving the other party not less than 60 days’ written notice. The New Sub-Advisory Agreement also provides that Janus shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to the Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder.

DIRECTORS’ CONSIDERATIONS

At a meeting held on November 28, 2001, the Board of Directors of the AAL Variable Product Series Fund, Inc., including all the Independent Directors, unanimously determined that it would be in the best interest of the Portfolio and its shareholders to enter into the New Sub-Advisory Agreement with Janus. In making this decision, the Board reviewed materials furnished by Janus, including information regarding the performance of the Portfolio over various periods and information regarding Janus’ profitability and financial condition and its key personnel. The Board considered that Janus may cause a Portfolio to direct brokerage transactions to brokers that provide Janus with research benefiting the Portfolio and/or other clients, and that the cost of effecting such transactions may be in excess of the amount another broker-dealer would charge. The Board also carefully considered the fees to be paid under the New Sub-Advisory Agreement. Based on its analysis, the Board concluded that the New Sub-Advisory Agreement is reasonable and that continued use of Janus as investment sub-adviser to the Portfolio is in the best interest of the Portfolio’s shareholders.

If the shareholders of the Portfolio do not approve the New Sub-Advisory Agreement, the Portfolio’s Board will seek to obtain interim advisory services for the Portfolio from another advisory organization, or perhaps directly from AAL. Thereafter, the Board would either negotiate a New Investment Sub-Advisory Agreement with a new advisory organization selected by the Board, determine to obtain advisory services directly from AAL, or make other appropriate arrangements, in any event subject to approval by the Portfolio’s shareholders.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE “INDEPENDENT DIRECTORS”, RECOMMEND THAT THE SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

ADDITIONAL INFORMATION

Management of the Adviser and the Portfolio

AAL is a non-profit, non-stock, fraternal benefit society providing life insurance, disability income, Medicare supplement, long-term care insurance, fixed and variable annuities and retirement plans to its members. It is approved to serve as investment adviser to the AAL Variable Product Series Fund, Inc. The principal office of AAL is located at 4321 N. Ballard Road, Appleton, Wisconsin, 54919-0001.

The Directors of AAL are set forth in the table below. The far right column indicates the Directors' role as Director or Officer of the Portfolio.

        Director           Address                           Principal Occupation        Role with Portfolio
        --------           -------                           --------------------        -------------------

Raymond G. Avischious     2545 Trevor Lane                    Retired
                          Colorado Springs, CO
                          80919

Richard E. Beumer         Jacobs Engineering                  Vice Chairman
                          Group, Inc.
                          501 North Broadway
                          St. Louis, MO  63102

Kenneth Daly              KPMG LLP                            Partner
                          1600 Market St.
                          Philadelphia, PA
                          19103-7212

Elizabeth Duda            2450 Mikler Road                    Public Relations Volunteer
                          Oviedo, FL  32761

John O. Gilbert           Aid Association for Lutherans       President, Chief Executive        Chairman
                          222 West College Avenue             Officer, Chairman of the
                          Appleton, WI  54919-0007            Board, Director

Robert H. Hoffman         Taylor Corporation                  Group Vice President -
                          1725 Roe Crest Drive                Communication Division
                          P.O. Box 37208
                          North Mankato, MN

Jon M. Stellmacher        Aid Association for Lutherans       Senior Vice President
                          4321 North Ballard Road
                          Appleton, WI  54919-0001

Bryan K. Stoltenberg      Aid Association for Lutherans       Senior Vice President
                          4321 North Ballard Road
                          Appleton, WI  54919-0001

Karen P. Gobel            University of Wisconsin - Madison   Professor
                          1300 Linden Drive, Room 120
                          Madison, WI  53706

Gary J. Greenfield        Wisconsin Lutheran College          President
                          8800 W. Bluemound Road
                          Milwaukee, WI  53226

Robert E. Long            Park Bank                           Senior Vice President
                          15850 W. Bluemound Road
                          Brookfield, WI  53005

Fredrick A. Ohlde         Aid Association for Lutherans       Senior Vice President
                          4321 North Ballard Road
                          Appleton, WI  54919-0001

Carl J. Rudolph           Aid Association for Lutherans       Senior Vice President,
                          4321 North Ballard Road             Chief Financial Officer,
                          Appleton, WI  54919-0001            Treasurer, Controller

Walter S. Rugland         Aid Association for Lutherans       Executive Vice President,
                          4321 North Ballard Road             Chief Operating Officer
                          Appleton, WI  54919-0001

Robert G. Same            Aid Association for Lutherans       Vice President, Deputy            President
                          222 W. College Avenue               General Counsel, Chief
                          Appleton, WI  54919-0007            Compliance Officer

Paul D. Schrage           180 E. Pearson, Apt. 4504            Retired
                          Chicago, IL  60611

Robert B. Peregrine, Sr.  Peregrine & Roth, S.C.                President
                          633 W. Wisconsin Avenue
                          Suite 1300
                          Milwaukee, WI  53203-1960

James H. Scott            Morgan Stanley & Co., Inc.            Executive Director
                          One Tower Bridge
                          West Conshohocken, PA  10312

Kathi P. Siefert          Kimberly Clark Corporation           Executive Vice President
                          2100 Winchester Road
                          Neenah, WI  54956

Roger G. Wheeler          Wheel-Air Inc.                       Owner
                          8891 Airport Road
                          Minneapolis, MN  55449

Esther M. Wilson          Volunteer Management Associates      President
                          320 South Cedar Brook Road
                          Boulder, CO  80304

Rev. Thomas R. Zehnder    King of Glory Lutheran Church        Pastor - Retired
                          4897 Longhill Road
                          Williamsburg, VA  23188

Robert S. Zimmer          LEAP! Group                          Chairman
                          1343 Main Street, Suite 400
                          Sarasota, FL

James H. Abitz            Aid Association for Lutherans       Chief Investment Officer,         Vice President
                          222 W. College Avenue               Senior Vice President
                          Appleton, WI  54919-0007

Woodrow E. Eno            Aid Association for Lutherans       Senior Vice President,            Director, Vice President
                          222 W. College Avenue               Secretary, General Counsel
                          Appleton, WI  54919-0007

Janus is a Colorado corporation organized in 1978 (formerly, Bailey, & Griffiths, Ltd.). It serves as investment adviser or sub-investment adviser to investment companies and separately managed accounts. Janus is sub-adviser to the AAL Aggressive Growth Portfolio.

The Directors of Janus are set forth in the table below.

    Director                   Address                                Principal Occupation
    --------                   -------                                --------------------

Thomas H. Bailey        100 Fillmore Street                 Director, President, Chairman and Chief Executive
                        Denver, CO 80206                    Officer of Janus.

Helen Young Hayes       100 Fillmore Street                 Director and Vice President of Janus; Executive
                        Denver, CO 80206                    Vice President and Portfolio Manager of Janus
                                                            Overseas Portfolio, Janus Worldwide Portfolio,
                                                            Janus Aspen International Growth Portfolio, Janus
                                                            Aspen Worldwide Growth Portfolio, Janus Adviser
                                                            International Portfolio and Janus Adviser Worldwide
                                                            Portfolio

Michael E. Herman       6201 Ward Parkway                   Private investor
                        Kansas City, MO 64113

Thomas A. McDonnell     DST Systems, Inc                    President and Chief Executive Officer of DST
                        333 West 11th Street, 5th Floor     Systems, Inc.
                        Kansas City, MO 64105

Landon H. Rowland       Stilwell Financial Inc.             Chairman, President and Chief Executive Officer of
                        920 Main Street, 21st Floor         Stilwell Financial Inc.
                        Kansas City, MO 64105-2008

Michael Stolper         Stolper & Co., Inc.                 President of Stolper & Co., Inc.
                        One America Plaza                   (an investment advisory firm).
                        600 West Broadway
                        Suite 1010
                        San Diego, CA 92101

MUTUAL FUNDS HAVING A SIMILAR INVESTMENT OBJECTIVE TO THE AAL AGGRESSIVE GROWTH PORTFOLIO, WITH RESPECT TO WHICH JANUS SERVES AS ADVISER OR SUB-ADVISER

                                             Net Assets            Advisory Fee
                                          (Millions) as of    (% of average daily net
           Name of Portfolio             September 30, 2001           assets)

AAL Mutual Funds -                              $39.5        0.55% first $100 million*
AAL Aggressive Growth Fund                                   0.50% next $400 million
                                                             0.45% over $500 million

American Skandia Trust -                       $543.0        0.50% on all assets*
AST Janus Overseas Growth Portfolio

*    Fees  charged by Janus do not reflect the  additional  fees  charged by the primary adviser to the Portfolio.  Fees charged by the primary adviser will result in an increase of total fees paid by the Portfolio.

                                             Net Assets            Advisory Fee
                                          (Millions) as of    (% of average daily net
           Name of Portfolio             September 30, 2001           assets)

American Skandia Trust -                        $52.2        0.55% first $100 million*
AST Janus Mid-Cap Growth Portfolio                           0.50% next $400 million
                                                             0.45% next $1.5 billion
                                                             0.40% next $3 billion
                                                             0.375% next $5 billion
                                                             0.35% over $10 billion

American Skandia Trust - AST Janus              $29.7        0.55% first $100 million*
Strategic Value Portfolio                                    0.50% next $400 million
                                                             0.45% next $1.5 billion
                                                             0.40% next $3 billion
                                                             0.375% next $5 billion
                                                             0.35% over $10 billion

American Skandia Advisor Funds, Inc.         $1,035.6        0.50% first $500 million*
- ASAF Janus Capital Growth                                  0.45% next $500 million
Fund                                                         0.40% next $4 billion
                                                             0.35% over $5 billion

American Skandia Advisor Funds, Inc.           $250.0        0.50% on all assets*
- ASAF Janus Overseas Growth
Fund

American Skandia Advisor Funds, Inc.            $19.2        0.55% first $100 million*
- ASAF Janus Mid-Cap Growth                                  0.50% next $400 million
Fund                                                         0.45% next $1.5 billion
                                                             0.40% next $3 billion
                                                             0.375% next $5 billion
                                                             0.35% over $10 billion

The GCG Company -                              $979.7        0.55% first $100 million*
Growth Portfolio                                             0.50% next $400 million
                                                             0.45% next $500 million
                                                             0.425% next $2 billion
                                                             0.40% over $3 billion

The GCG Trust -                                 $19.5        0.55% first $100
Special Situations Portfolio                                 million*
                                                             0.50% next $400 million
                                                             0.45% over $500 million

IDEX Mutual Funds--IDEX Janus Capital           $167.1        0.50% first $750
Appreciation Fund                                            million*+
                                                             0.45% next $250 million
                                                             0.425% over $1 billion

Janus Core Equity Fund                         $711.0        0.65%

Janus Enterprise Fund                        $2,945.3        0.65%

Janus Global Life Sciences Fund              $2,375.5        0.65%

Janus Global Technology Fund                 $1,968.7        0.65%

*    Fees  charged by Janus do not reflect the  additional  fees  charged by the primary  adviser to the fund.  Fees  charged by the  primary  adviser  will result in an increase of total fees paid by the fund.

+    For  purposes of an expense  limit,  Janus has agreed to waive a portion of its  subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses  chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest,  taxes,  and 12b-1 fees  exceeds  1.50% of the  fund's  daily net assets.

                                              Net Assets           Advisory Fee
                                           (Millions) as of     (% of average daily
             Name of Fund                 September 30, 2001        net assets)

Janus Global Value Fund                        $56.4          0.65%

Janus Mercury Fund                          $7,875.7          0.65%

Janus Olympus Fund                          $2,942.9          0.65%

Janus Orion Fund                              $561.6          0.65%

Janus Overseas Fund                         $4,868.5          0.65%

Janus Special Situations Fund                 $907.0          0.65%

Janus Strategic Value Fund                  $1,877.7          0.65%

Janus Twenty Fund                          $14,362.7          0.65%

Janus Venture Fund                            $966.1          0.65%

Janus Aspen Aggressive Growth Portfolio     $1,973.8          0.65%

Janus Aspen Capital Appreciation            $1,126.6          0.65%
Portfolio

Janus Aspen Core Equity Portfolio              $12.6          0.65%++

Janus Aspen Global Life Sciences               $42.4          0.65%++
Portfolio

Janus Aspen Global Technology Portfolio       $204.1          0.65%++

Janus Aspen Global Value Fund                   $1.8          0.65%++

Janus Aspen International Growth Fund       $1,232.6          0.65%

Janus Aspen Strategic Value Portfolio          $13.4          0.65%++

Janus Adviser Aggressive Growth Fund          $262.0          0.65%#

Janus Adviser Capital Appreciation Fund       $221.6          0.65%#

Janus Adviser Core Equity Fund                  $7.5          0.65%#

Janus Adviser Global Value Fund                 $1.8          0.65%sec.

Janus Adviser International Fund              $386.9          0.65%#

Janus Adviser Strategic Value Fund              $4.4          0.65%sec.

++   Janus has agreed by contract to waive the  advisory  fee in an amount equal to the amount,  if any, that the Portfolio's  normal operating  expenses in any fiscal  year,  including  the  investment  advisory  fee but  excluding
     distribution   fees   (applicable  to  Service   Shares  only),   brokerage
     commissions,   interest,   taxes  and  extraordinary  expenses  exceed  the
     agreed-upon  expense limit.  Mortality risk, expense risk and other charges imposed by participating  insurance companies are excluded from the expense limit.  Janus has agreed to continue  such waivers  until at least the next annual renewal of the advisory  agreement  (anticipated  to be on or around
     July 1, 2002).

#    Until at least July 31, 2003,  provided that Janus  remains the  investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable  by the Fund in an amount  equal to the  amount,  if any,  that the
     Fund's  normal  operating  expenses  in  any  fiscal  year,  including  the investment advisory fee, but excluding the distribution fee, administrative services fee,  brokerage  commissions,  interest,  taxes and  extraordinary expenses, exceed the agreed-upon expense limit.

sec. Until  at  least  the  next  annual  renewal  of  the  advisory   agreement
     (anticipated to be on or around July 1, 2002),  provided that Janus remains the investment  adviser to the Fund,  Janus has agreed by contract to waive the advisory  fee payable by the Fund in an amount equal to the amount,  if any,  that  the  Fund's  normal  operating  expenses  in any  fiscal  year, including the investment  advisory fee, but excluding the distribution fee, administrative  services fee, brokerage  commissions,  interest,  taxes and extraordinary expenses, exceed the agreed-upon expense limit.

                                            Net Assets            Advisory Fee
                                         (Millions) as of   (% of average daily net
            Name of Fund                September 30, 2001          assets)

JNL Series Trust -                          $407.0          0.55% first $100
JNL/Janus Aggressive Growth Series                          million*
                                                             0.50% next $400 million
                                                            0.45% over $500 million

JNL Series Trust -                          $232.3          0.55% first $100
JNL/Janus Capital Growth Series                             million*
                                                            0.50% next $400 million
                                                            0.45% over $500 million

John Hancock Variable Series Trust I        $212.5          0.55% first $100
-  Mid Cap Growth Fund                                      million*
                                                            0.50% next $400 million
                                                            0.45% over $500 million

Manufacturers Investment Trust -            $109.1          0.55% first $100
Dynamic Growth Trust                                        million*
                                                            0.50% next $400 million
                                                            0.45% over $500 million

MassMutual Institutional Funds -            $121.1          0.55% first $100
MassMutual Aggressive Growth Fund                           million*
                                                            0.50% next $400 million
                                                            0.45% over $500 million

Metropolitan Series Fund, Inc. -            $930.5          0.55% first $100
Janus Mid-Cap Portfolio                                     million*
                                                            0.50% next $400 million
                                                            0.45% over $500 million

Met Investors Series Trust -                  $7.8          0.55% first $100
Janus Aggressive Growth Portfolio                           million*
                                                            0.50% next $400 million
                                                            0.45% over $500 million

Ohio National Fund, Inc. -                   $14.1          0.55% first $100
Aggressive Growth Portfolio                                 million*
                                                            0.50% next $400 million
                                                            0.45% over $500 million

Pacific Select Fund - Growth LT           $2,076.0          0.55% first $100
Portfolio                                                   million*
                                                            0.50% next $400 million
                                                            0.45% over $500 million

Pacific Select Fund - Focused 30             $42.5          0.55% first $100
Portfolio                                                   million*
                                                            0.50% next $400 million
                                                            0.45% over $500 million

Pacific Select Fund - Strategic              $67.0          0.55% first $100
Value Portfolio                                             million*
                                                            0.50% next $400 million
                                                            0.45% over $500 million

The Phoenix Edge Series Fund --              $18.6          0.55% first $100
Phoenix-Janus Core Equity Series                            million*
                                                            0.50% next $400 million
                                                            0.45% over $500 million

The Travelers Series Trust - Capital      $1,188.9          0.55% first $100
Appreciation Fund                                           million*
                                                            0.50% next $400 million
                                                            0.45% over $500 million

WM Group of Funds - Growth Fund             $568.0          0.55% first $25 million*
                                                            0.50% next $475 million
                                                            0.45% over $500 million

WM Variable Trust - Growth Fund             $158.1          0.55% first $25 million*
                                                            0.50% next $475 million
                                                            0.45% over $500 million

*    Fees  charged by Janus do not reflect the  additional  fees  charged by the primary  adviser to the fund.  Fees  charged by the  primary  adviser  will result in an increase of total fees paid by the fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

All orders for the purchase or sale of a Portfolio’s securities are placed on behalf of the Portfolio by Janus, or its agent, pursuant to authority contained in the Portfolio’s Current and New Sub-Advisory Agreement. Janus’ policy is to seek “best execution” on each trade.

Manner of Voting Proxies

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying Voting Instruction Form on or about 12/7/01. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Company and/or with the assistance of a professional solicitation firm. The total anticipated cost of such services is estimated to be $3,000.

The total cost of solicitation regarding the New Sub-Advisory Agreement will be borne by Janus. Janus will also reimburse nominees and qualified plans for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The Company may arrange to have votes recorded by telephone. If the Company records votes by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Distributor

AAL Capital Management Corporation (“AAL CMC”) is a Delaware corporation organized in 1986. It serves as investment adviser to investment companies. The principal office of AAL CMC is located at 222 W. College Avenue, Appleton, WI 54919-0007. AAL CMC is the distributor of the Portfolio.

Principal Holders of Voting Securities

Other than AAL, no person was known to own of record or beneficially five percent (5%) or more of the outstanding shares of the Portfolio as of November 30, 2001. The Officers and Directors as a group own less than 1% of the outstanding shares of the Portfolio as of November 30, 2001.

Independent Accountants

The Portfolio’s Independent Accountant is PricewaterhouseCoopers LLP which is located at Suite 1500, 100 East Wisconsin Avenue, Milwaukee, WI 53202.

Submission of Shareholder Proposals

The Company does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Since the Company does not hold regular shareholders’ meetings, the anticipated date of the next shareholders meeting (if any) cannot be provided. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Portfolio should send their written proposals to the Assistant Secretary of the Company at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the Company begins to print and mail its proxy materials for the meeting.

Other Matters to Come Before the Meeting

The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies will vote on such other matter(s) in accordance with their judgment.

IT IS IMPORTANT THAT VOTER INSTRUCTION CARDS BE RETURNED PROMPTLY IN ORDER TO AVOID UNNECESSARY DELAY AND COST. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE VOTER INSTRUCTION CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                            EXHIBIT A

Form of
AAL VARIABLE PRODUCT SERIES FUND, INC.
SUB-ADVISORY AGREEMENT
FOR THE
AAL AGGRESSIVE GROWTH PORTFOLIO
WITH
JANUS CAPITAL CORPORATION

Agreement made this _____ day of _________, 2002 , by and among AAL Variable Product Series Fund, Inc (the “Fund”), a Maryland corporation, Aid Association for Lutherans (the “Adviser”, “AAL”), a fraternal benefit society founded under the laws of the State of Wisconsin, and Janus Capital Corporation (the “Sub-Adviser”), a Colorado Corporation.

WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

1. In General

The Sub-Adviser agrees, as more fully set forth herein, to act as Sub-Adviser to the Fund with respect to the investment and reinvestment of the assets of the Fund’s series of shares described as AAL Aggressive Growth Portfolio (the “Portfolio”). It is understood that the Fund may create one or more additional portfolios from time to time and that this Agreement may be amended by the mutual written agreement of the parties to include such additional portfolios under the terms to this Agreement.

2. Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of the Portfolio

(a) Subject to the succeeding provisions of this section and subject to the oversight and review of the Adviser and the direction and control of the Board of Directors (“Directors”) of the Fund, the Sub-Adviser, as agent and attorney-in-fact with respect to the Fund, is authorized, to:

(i) Buy, sell, exchange, convert, lend and otherwise trade in any stocks, bonds, currencies, and any other securities or assets;

(ii) Place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select; including brokers and dealers that may be affiliates of the Sub-Adviser, and

(iii) Enter into and execute agreements on behalf of the Fund, relating to the acquisition or disposition of investment assets and the execution of portfolio transactions, including foreign exchange contracts and other transactional agreements. Nothing contained herein, however, shall be deemed to authorize the Sub-Adviser to take or receive physical possession of any cash or securities held for the Fund, it being intended that sole responsibility for safekeeping thereof and the consummation of all such purchases, sales, deliveries, and investments made pursuant to the Sub-Adviser’s direction shall rest upon the Fund’s Custodian.

(iv) Provide the Adviser and the Directors with such reports as may reasonably be requested in connection with the discharge of the foregoing responsibilities and the discharge of the Adviser’s responsibilities under the Investment Advisory Agreement with the Fund and those of AAL Capital Management Corporation under the Principal Underwriting Agreement with the Fund. Provided, however that the Sub-Adviser shall not be responsible for Fund accounting (NAV calculation) except to maintain compliance with applicable investment restrictions and SEC regulations.

Written procedures with respect to 2(a)(i), (ii) and (iii) above may be set forth as agreed to among the Fund, the Adviser and Sub-Adviser.

(b) Any investment purchases or sales made by the Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the “Act”) and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) any policies and determinations of the Board of Directors of the Fund; and (4) the fundamental policies of the Fund, as reflected in its Registration Statement under the Act, or as amended by the shareholders of the Fund; provided that copies of the items referred to in clauses (3)and (4) shall have been furnished to the Sub-Adviser. Any changes to the items referred to in clauses (3) and (4) directly affecting the Portfolio shall be submitted to the Sub-Adviser for prior approval. The Adviser shall timely furnish Sub-Adviser with such additional information as may be reasonably required or requested by the Sub-Adviser in performing its responsibilities pursuant to the Agreement.

(c) The Sub-Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties (“disabling conduct”) hereunder on the part of the Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) the Sub-Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser), for any act or omission in the course of, or connected with rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36 (b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services pursuant to this Agreement. Except for such disabling conduct, the Fund and Adviser shall jointly and severally, indemnify and hold harmless the Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) against any liability arising from the Sub-Adviser’s conduct under this Agreement to the extent permitted by the Articles of Incorporation and applicable law. The obligations of this section shall survive termination of the Agreement.

(d) Nothing in this Agreement shall prevent the Sub-Adviser or any “affiliated person” (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement provided, however, that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, have no authority to act or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(e) In connection with its duties to arrange for the purchase and sale of the Portfolio’s securities and other assets, the Sub-Adviser shall follow the principles set forth in any investment advisory agreement in effect from time to time between the Fund and the Adviser, provided that a copy of any such agreement shall have been provided to the Sub-Adviser. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

(f) The Sub-Adviser may place orders both as to sales and purchases of assets directly through any broker or dealer it chooses. Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Brokers or dealers who execute portfolio transactions on behalf of the Fund may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions. In order to cause the Fund to pay such higher commissions, the Sub-Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services or other goods, provided by such executing brokers or dealers viewed in terms of a particular transaction or the Sub-Adviser’s overall responsibilities to the Fund or its other discretionary client accounts.

(g) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

The Sub-Adviser may purchase or sell for the Fund, pursuant to the Fund’s Rule 10f-3 Procedures, any security (including securities of the same class as those underwritten or other securities of the same or related issuer) for which any affiliate of the Sub-Adviser acts as (1) an underwriter (either as lead underwriter or syndicate member), both during the pendency of any underwriting or selling syndicate and thereafter, or (2) a market maker, provided that such security is purchased from a non-affiliated party.

(h) The Sub-Adviser shall be responsible for 13F reporting for the securities held by the Portfolio.

(i) The Sub-Adviser shall have no responsibility to monitor certain limitations or restrictions, including without limitation, the 90%-source test, for which Sub-Adviser determines it has not been provided sufficient information in accordance with Section 2 of the Agreement or otherwise. All such monitoring shall be the responsibility of the Adviser.

(j) Custodian. The Portfolio assets shall be maintained in the custody of the custodian identified pursuant to Exhibit B. Any assets added to the Portfolio shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Portfolio’s assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the Act or other applicable law.

2.1 Obligations of the Adviser and the Portfolio

(a) The Adviser has provided the Sub-Adviser with the information and documents listed in Exhibit B. The Adviser shall provide such information and documents throughout the term of the Agreement as amended, updated or supplemented, before or at the time such amendments, updates or supplements become effective. The Adviser shall timely furnish Sub-Adviser with such additional information as may be reasonably required or requested by the Sub-Adviser in performing its responsibilities pursuant to this Agreement.

(b) The Adviser shall be responsible for setting up and maintaining brokerage accounts and other accounts the Sub-Adviser deems advisable to allow for the purchase or sale of various forms of securities pursuant to the Agreement.

3. Allocation of Expenses

The Adviser, the Fund and the Portfolio shall assume and pay their respective organizational, operational, and business expenses not specifically assumed or agreed to be paid by the Sub-Adviser pursuant to the Agreement. The Sub-Adviser shall pay its own organizational, operational, and business expenses but shall not be obligated to pay any expenses of the Adviser, the Fund or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Portfolio; and (c) custodian fees and expenses. Any reimbursement of management fees required by any expense limitation provision and any liability arising out of a violation of Section 36(b) of the Act shall be the sole responsibility of the Adviser.

4. Certain Records

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the Act that are prepared or maintained by the Sub-Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Adviser on request.

5. Reference to the Sub-Adviser

Neither the Fund, the Adviser or any affiliate or agent thereof shall make reference to or use the name or mark “Janus” or disclose any information related to the business of the Sub-Adviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld.

6. Compensation of the Sub-Adviser

The Adviser agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee, payable monthly in arrears and computed on the average daily net asset value of the Portfolio at rates shown on Exhibit A attached hereto.

7. Duration and Termination

(a) This Agreement shall go into effect for the Portfolio on January 1, 2002, and shall, unless terminated as hereinafter provided, continue in effect thereafter from year to year, but only so long as such continuance is specifically approved at least annually by a majority of the Directors who are not parties to this Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Fund and the Adviser sixty (60) days’ written notice (which notice may be waived by the Fund and Adviser) and may be terminated by the Fund or the Adviser at any time without penalty upon giving the Sub-Adviser sixty (60) days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Directors in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund, with respect to the Portfolio, or with respect to any Fund by the vote of a majority of the outstanding shares of such Fund. This Agreement shall automatically terminate in the event of its “assignment” (as defined in the Act). This Agreement will also terminate in the event that the Investment Advisory Agreement is terminated.

8. Agreement Binding only on Fund Property

The Sub-Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Fund personally, but bind only the Fund's property.

9. Action by an Individual Portfolio

The provisions of this Agreement and any amendments hereto with respect to a portfolio may be approved by the shareholders of that portfolio and become effective with respect to the assets of that portfolio without the necessity of approval thereof by shareholders of any other portfolio.

10. Notices

The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events:

(a) any change in the Portfolio manager;

(b) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

(c) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before any court, public board or body, involving the affairs of the Portfolio, or

(d) any change in ownership or control of the Sub-Adviser.

11. Manner of Notice

Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission, or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed served seven days after mailing and in the case of telex, facsimile or other electronic transmission, twelve hours after confirmed receipt thereof. Addresses for notice may be changed by written notice to the other party.

The Adviser:                                      The Sub-Adviser:

Woodrow E. Eno, Secretary                         General Counsel
Senior Vice President and General Counsel         Janus Capital Corporation
Aid Association for Lutherans                     100 Fillmore Street
4321 N. Ballard Road                              Denver, Colorado 80206
Appleton, WI  54919-0001

The Fund:

Brett L. Agnew, Secretary
AAL Variable Product Series Fund, Inc.
222 West College Avenue
Appleton, Wisconsin 54919-0007
Fax (920) 628-6615

12. Representations and Warranties

The Adviser represents and warrants the following:

(a) The Adviser has been duly incorporated, is validly existing and in good standing as a corporation under the laws of the state of Wisconsin, having all requisite corporate power and authority under state law and federal securities laws to execute, deliver and perform the Agreement.

(b) All necessary corporate proceedings of the Adviser have been duly taken to authorize execution, delivery and performance of the Agreement by the Adviser.

(c) The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and is in compliance with other registrations required.

(d) The Adviser has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of, the Securities and Exchange Commission.

(e) The Adviser has the authority under the Investment Advisory Agreement to execute, deliver and perform this Sub-Advisory Agreement

(f) The Adviser has received the most recent copy of Part II of the Sub-Adviser's Form ADV.

The Fund represents and warrants the following:

(a) The Fund has been duly organized and is in good standing as a corporation under the laws of the state of Maryland having all requisite power and authority under state law and federal securities laws to execute, deliver and perform the Agreement

(b) All necessary corporate proceedings of the Fund have been duly taken to authorize the execution, delivery and performance of the Agreement by the Fund.

(c) The Fund has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of, the Securities and Exchange Commission.

(d) The Fund has the authority under the Investment Advisory Agreement to execute, deliver and perform this Sub-Advisory Agreement

The Sub-Adviser represents and warrants the following:

(a) The Sub-Adviser has been duly incorporated, is validly existing and in good standing as a corporation under the laws of the state of Colorado, having all requisite corporate power and authority under state law and federal securities laws to execute, deliver and perfume the Agreement

(b) All necessary corporate proceedings of the Sub-Adviser have been duly taken to authorize the execution, delivery and performance of the Agreement by the Sub-Adviser.

(c) The Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and is in compliance with other registrations required.

(d) The Sub-Adviser has complied, in all material respects, with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of, the Securities and Exchange Commission.

13. Miscellaneous

(a) No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by both parties.

(b) The Adviser acknowledges receipt of the Sub-Adviser's most recently filed Part II, Form ADV at least 48 hours in advance of signing this Agreement.

(c) The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

(d) This Agreement shall be governed by the laws of the State of Colorado.

In witness whereof, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.

                     AAL VARIABLE PRODUCT SERIES FUND, INC.

ATTEST:

__________________________                        ____________________________
Brett L. Agnew, Secretary                         Robert G. Same, President

                            JANUS CAPITAL CORPORATION

ATTEST:

__________________________                         ____________________________
                                                   Bonnie Howe, Vice President

                          AID ASSOCIATION FOR LUTHERANS

ATTEST:

__________________________                          ____________________________
Woodrow E. Eno, Secretary                           John O. Gilbert, President
Senior Vice President and General Counsel

EXHIBIT A
For the
AAL Aggressive Growth Portfolio

The management fee for the Portfolio, payable to the Sub-Adviser by the Adviser, calculated in accordance with paragraph 6 of the Sub-Advisory Agreement, shall be at the annual rate of:

Percent of Average Daily Net Assets If Average Daily Net Assets are:

                0.55%                        $100,000,000 or less
                0.50%            Over $100,000,000 but less than $500,000,000
                0.45%                         Over $500,000,000

EXHIBIT B
for the
AAL Aggressive Growth Portfolio

Information and documentation provided by Adviser:

  Copies of the Fund's prospectus and statement of additional information.
  Copies of the Fund's organizational documents, bylaws and applicable minutes of meetings of the Board of Directors.
  Notice of the Fund's custodian designated to hold assets in the Fund.
  A list of countries approved by the Fund Directors in accordance with Rule 17f-5.
  Certified copies of financial statements or reports prepared for the Fund by certified independent accountants.
  Copies of any financial statement or reports made by the Fund to its shareholders or to any governmental body or securities exchange.
  Reports as to the composition of the Fund, cash requirements and cash available for investment in the Fund.
  Copies of the Adviser's liquidity procedures, cross-trade procedures, repurchase agreement procedures and other procedures that may affect the duties of the Sub-Adviser.
  An Internal Revenue Service Form W-9 completed by the Fund.
  A qualified Institutional Investor Certification completed by the Fund.
  A list of persons authorized to act on behalf of the Fund.
  Applicable Commodities Futures Trading Commission exemptions, notifications or related documentation.

LOGO

            Please fold and detach card at perforation before mailing

                     AAL VARIABLE PRODUCTS SERIES FUND INC.
                         AAL Aggressive Growth Portfolio
                         Special Meeting of Shareholders
  THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Aid Association for Lutherans ("AAL") with full power of substitution, to represent and vote, as designated on the reverse side, all shares the undersigned is beneficially entitled to vote at the Special Meeting of Shareholders of the AAL Aggressive Growth Portfolio to be held at 222 West College
Avenue, Appleton, Wisconsin 54919 beginning at 10:00 a.m. local time, on February 12, 2002, or at any adjournment thereof, with respect to the matters set forth and described in the accompanying Notice of Special Meeting of
Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

                           DATED:__________________________ , 200_

                           ____________________________________________
                           (Please sign exactly as name appears at left)

                           (If stock is owned by more than one person, all owners
                           should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

                                                                          AAL-VA

    Please fold and detach card at perforation before mailing Please fold and detach card at perforation before mailing

                                 Please fill in box(es) as shown using black or
                                 blue ink or number 2 pencil. X
                                 PLEASE DO NOT USE FINE POINT PENS.

Shares  represented  by this  instruction  card will be voted as directed by the beneficial owner. IF NO DIRECTION IS SUPPLIED,  THE SHARES WILL BE VOTED FOR THE
PROPOSAL.

                                                                                   FOR       AGAINST     ABSTAIN

1. Proposal to approve the Sub-Advisory Agreement among The AAL Variable             0          0           0
   Product Series Fund Inc. (on behalf of the AAL Aggressive Growth Portfolio),
   AAL and Janus Capital Corporation, a copy of which is attached as Appendix A to the accompanying proxy statement.

2. At AAL's discretion on such matters as may properly come before the meeting or any adjournment thereof.

              PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD

                                                                          AAL-VA